                                                                Exhibit No. 10.2

                                FOURTH AMENDMENT
                                ----------------

          FOURTH AMENDMENT (this "Amendment"), dated as of January 21, 1999, among VIDEO UPDATE, INC., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks") and PARIBAS, as Agent (in such capacity, the "Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of March 6, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.
    ------------------------------

    1. Section 1.08(d) of the Credit Agreement is hereby amended by (i) deleting the text "quarterly in arrears on each Quarterly Payment Date" appearing in said Section, (ii) inserting the text "monthly in arrears on the last Business Day of each month" in lieu thereof, (iii) deleting the text "three months, on each date occurring at three" and (iv) inserting the text "one month, on each date occurring at one" in lieu thereof.

    2. Section 1.09(vi) of the Credit Agreement is hereby amended by inserting the text "in excess of one month" between the words "Period" and "may" and by inserting the following text at the end of said Section "provided that the
                                                         --------
Borrower shall be permitted to select an Interest Period of six months on the Fourth Amendment Effective Date with respect to A Term Loans and B Term Loans maintained as Eurodollar Loans;"

    3.  Notwithstanding anything to the contrary contained in Section
4.02(A)(b) of the Credit Agreement, the mandatory repayment of A Term Loans otherwise required to be made on January 31, 1999 pursuant to said Section shall instead be required to be made on March 12, 1999, so long as at all times after the Fourth Amendment Effective Date (as defined below) and prior to March 12, 1999 the Borrower is working in good faith and cooperating with Arthur Andersen LLP ("Andersen") in connection with Andersen's engagement to perform consulting services with respect to the Borrower and its Subsidiaries (the "Andersen Engagement"), as determined by the Agent in its sole discretion.

    4.  Notwithstanding anything to the contrary contained in Section
4.02(A)(c) of the Credit Agreement, the mandatory repayment of B Term Loans otherwise required to be made on January 31, 1999 pursuant to said Section shall instead be required to be made on March 12, 1999, so long as at all times after the Fourth Amendment Effective Date and prior to March 12, 1999 the Borrower is working in good faith and cooperating with Anderson in connection with the Andersen Engagement.

    5. Section 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.21 at the end of said Section:

                "8.21  Engagement of Investment Banking Advisor.  The
                       ----------------------------------------
        Borrower shall have engaged an investment banking advisor acceptable to the Agent and the Required Banks to evaluate the Borrower's options for raising additional capital and shall have received advice and evaluations from such investment banking advisor in scope, form and substance acceptable to the Agent and the Required Banks on or prior to March 12, 1999."

    6. Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.30 at the end of said Section:

                "7.30  Updated Schedules to Credit Documents.  The updated
                       -------------------------------------
        schedules to the Credit Documents delivered pursuant to Section 5(ii) of
        Part II of the Fourth Amendment are true and correct in all material respects as of the Fourth Amendment Effective Date and accurately present in all material respects all information which was originally required to be scheduled pursuant to the relevant Credit Document on the Initial Borrowing Date, but modified to reflect the addition of any Credit Parties, and any changes thereto which occurred, after the Initial Borrowing Date and on or prior to the Fourth Amendment Effective Date."

    7. Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the definition of "Applicable Margin" appearing in Section 11.01 of the Credit Agreement and (ii) inserting the following new definitions in said Section in appropriate alphabetical order:

        "Applicable Margin" shall mean the percentage per annum equal to (I) at any time prior to the Initial Compliance Date, (i) in the case of Revolving Loans, Capital Expenditure Loans and A Term Loans maintained as (x) Eurodollar Loans, 4.25% and (y) Base Rate Loans, 3.25%, (ii) in the case of B Term Loans maintained as (x) Eurodollar Loans, 4.50% and (y) Base Rate Loans, 3.50% and (iii) in the case of Swingline Loans, 3.25% and (II) thereafter, (i) in the case of Revolving Loans, Capital Expenditure Loans and A Term Loans maintained as (x) Eurodollar Loans, 3.75% and (y) Base Rate Loans, 2.75%, (ii) in the case of B Term Loans maintained as (x) Eurodollar Loans, 4.00% and (y) Base Rate Loans, 3.00% and (iii) in the case of Swingline Loans, 2.75%.

        "Fourth Amendment" shall mean the Fourth Amendment to the Agreement, dated as of January 21, 1999.

        "Fourth Amendment Effective Date" shall have the meaning provided in the Fourth Amendment.

    8. Notwithstanding anything to the contrary contained in Section 13.01 of the Credit Agreement, the Borrower hereby agrees to pay all fees, costs, expenses and other amounts owing to Andersen in connection with the Andersen Engagement not paid by Paribas under the terms of the definitive engagement letter to be entered into in connection with the Andersen Engagement in form and substance mutually acceptable to the Borrower and the Banks (the "Engagement

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

Letter") and to indemnify the Banks and the other Indemnitees (other than Paribas to the extent expressly provided in the Engagement Letter) for any and all liabilities, obligations, costs, expenses and disbursements of any kind or nature that may at any time be incurred by, imposed on or assessed against the Banks or such other Indemnitees with respect to or resulting from the Andersen Engagement.

    9. Each of the Credit Parties, on its own behalf and on behalf of its successors and assigns, hereby waives, releases and discharges the Agent and each Bank and all of the affiliates of the Agent and each Bank, and all of the directors, officers, employees, attorneys and agents of the Agent and each Bank, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to the Credit Documents and any documents, agreements, dealings or other matters connected with the Credit Documents, in each case to the extent arising (x) on or prior to the Fourth Amendment Effective Date or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the Fourth Amendment Effective Date. The waivers, releases, and discharges in this Section 9 shall be effective regardless of whether the conditions to this Amendment are satisfied and regardless of any other event that may occur or not occur after the Fourth Amendment Effective Date.

II. Miscellaneous.
    -------------

    1. In order to induce the Banks to enter into this Amendment, the Borrower hereby makes each of the representations, warranties and agreements contained in
Section 7 of the Credit Agreement, in each case on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment, subject to the acknowledgment set forth in the second sentence of Section 2 of Part II of this Amendment.

    2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. In connection with the foregoing, the Borrower acknowledges and agrees that an Event of Default under Section 10.03(i) of the Credit Agreement is in existence as a result of its failure to comply with one or more of the financial covenants contained in the Credit Agreement, both before and after giving effect to this Amendment, and nothing contained in this Amendment shall be construed as a waiver of such Event of Default.

    3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

    4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    5.  This Amendment shall become effective on the date (the "Fourth
Amendment Effective Date") when (i) the Borrower, the Banks constituting the Required Banks, each Bank with outstanding A Term Loans and each Bank with outstanding B Term Loans shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: David Kizner (facsimile number 212-354-8113) and (ii) the Borrower shall have delivered updated Schedules III, VIII, X and XV to the Credit Agreement, Annexes A, B, C, D, E, F and G to the U.S. Security Agreement, Schedules A, B, C

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

and D to each Canadian Security Agreement, Annexes A and B to the U.S. Pledge Agreement and Schedule A to the Canadian Pledge Agreement, in each case modified to reflect the addition of any Credit Parties, and any changes thereto which occurred , after the Initial Borrowing Date and on or prior to the Fourth Amendment Effective Date.

    6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans shall be (and are) fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be (and are) fully secured pursuant to the Security Documents.

    7. From and after the Fourth Amendment Effective Date, all references to the Credit Amendment in the Credit Agreement and the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                  *    *    *


    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                 VIDEO UPDATE, INC.

                                 By: /s/Daniel A. Potter
                                    --------------------------------
                                    Name:  Daniel A. Potter
                                    Title: Chairman & CEO


                                 BANQUE PARIBAS,
                                   Individually and as Agent


                                 By: /s/Donald J. Ercole
                                    --------------------------------
                                    Name:  Donald J. Ercole
                                    Title: Managing Director



                                 By: /s/Edward Irwin
                                    --------------------------------
                                    Name: Edwin Irwin
                                    Title:  Director


                                 CAROLINA FIRST BANK

                                 By: /s/Charles D. Chamberlain
                                    --------------------------------
                                    Name:  Charles D. Chamberlain
                                    Title: Executive Vice President



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

                                 BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.

                                 By:       /s/ John G. Taylor
                                    ----------------------------------
                                    Name:  John G. Taylor
                                    Title: Senior Associate

                                 By:       /s/ Scott Kray
                                    ----------------------------------
                                    Name:  Scott Kray
                                    Title: Vice President



                                 FIRST SOURCE FINANCIAL LLP
                                    By: First Source Fiancial, Inc., its Agent


                                 By:       /s/ James W. Wilson
                                    ----------------------------------
                                    Name:  James W. Wilson
                                    Title: Senior Vice President


                                 FLEET NATIONAL BANK


                                 By:       /s/ Michael F. O'Neill
                                    ----------------------------------
                                    Name:  Michael F. O'Neill
                                    Title: Senior Vice President



                                 MERRILL LYNCH SENIOR FLOATING
                                 RATE FUND, INC.


                                 By:       /s/ John M. Johnson
                                    ----------------------------------
                                    Name:  John M. Johnson
                                    Title: Authorized Signatory

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

                                 PPM AMERICA, INC., as attorneys-in fact, on
                                   behalf of Jackson National Life Insurance
                                   Company


                                 By:       /s/ Michael DiRe
                                    ---------------------------------
                                    Name:  Michael DiRe
                                    Title: Managing Director


                                 BOEING CAPITAL CORPORATION


                                 By:       /s/ David A. Nelson
                                    ----------------------------------
                                    Name:  David A. Nelson
                                    Title: Special Credits Officer


                                 KEY CORPORATE CAPIRAL, INC.


                                 By:       /s/ Marvin S. Kodish
                                    ----------------------------------
                                    Name:  Marvin S. Kodish
                                    Title: Designated Signer


                                 PARIBAS CAPITAL FUNDING LLC

                                 By:       /s/ M.S. Alexander
                                    ----------------------------------
                                    Name:  M.S. Alexander
                                    Title: Director


                                 THE BANK OF NOVA SCOTIA

                                 By:       /s/ F.C.H. Ashby
                                    ----------------------------------
                                    Name:  F.C.H. Ashby
                                    Title: Senior Manager Loan Operations

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

                                 ML  CLO XIX STERLING (CAYMEN) LTD.

                                 By: Sterling Asset Manager, as its Investment
                                     Advisor

                                 By:       /s/Louis A. Pistecchia
                                     ----------------------------------
                                     Name:  Louis A. Pistecchia
                                     Title: Executive Vice President



                                 KZH STERLING LLC


                                 By:        /s/ Virginia Conway
                                     ---------------------------------
                                     Name:  Virginia Conway
                                     Title: Authorized Agent



         Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fourth Amendment, hereby consents to the entering into of the Fourth Amendment, and agrees to the provisions thereof (including without limitation, Sections 6 and 7 of Part II thereof).

                                 MOOVIES, INC.


                                 By:        /s/Daniel A. Potter
                                     ----------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 TINSELTOWN VIDEO, INC.


                                 By:        /s/Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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

                                 WILLIAMS VIDEO, INC.


                                 By:       /s/ Daniel A. Potter
                                     ----------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 MOOVIES OF THE CAROLINAS, INC.


                                 By:       /s/ Daniel A. Potter
                                     ----------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 MOOVIES OF GEORGIA, INC.


                                 By:       /s/ Daniel A. Potter
                                     ----------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 MOOVIES OF IOWA, INC.


                                 By:       /s/ Daniel A. Potter
                                     ----------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 MOOVIES OF MICHIGAN, INC.


                                 By:       /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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

                                 MOVIE WAREHOUSE FRANCHISE SYSTEMS, INC.


                                 By:        /s/ Daniel A. Potter
                                     ----------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 E.C.6., INC.


                                 By:        /s/ Daniel A. Potter
                                     --------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 SONI, INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 PQ3, INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 SNO, INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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

                                 GBO, INC.


                                By:        /s/ Daniel A. Potter
                                    ----------------------------------
                                    Name:  Daniel A. Potter
                                    Title: President


                                 D-SKIPPY, INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 DCO, INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 PTO, INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 THE MOVIE STORE, INC. #2


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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

                                 THE MOVIE STORE III, INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 ALPHARETTA MEDIA ASSOCIATES, INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 VIDEO UPDATE CANADA INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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

                                 24 HOUR ENTERTAINMENT GROUP LTD.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 24 HOUR ENTERTAINMENT LEASING LTD.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 1137239 ONTARIO LIMITED


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 RIO MEDIA ASSOCIATES, INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                 PIC-A-FLICK OF GREENVILLE, INC.


                                 By:        /s/ Daniel A. Potter
                                     ---------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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